EXH10-4

                                  SUBORDINATION

                  The undersigned officers and shareholders of AUTOMATED LIGHT TECHNOLOGIES, INC. having its offices in the Town of Vernon, County of Tolland and State of Connecticut, (the "Debtor"), in consideration of a loan in the amount of THREE HUNDRED AND NO/100 DOLLARS ($300,000.00) (the "Loan"), to Debtor by CONNECTICUT INNOVATIONS INCORPORATED of 845 Brook Street, Rocky Hill, Connecticut, ("CII"), and to induce CII to make said Loan agree as follows:

         1. SUBORDINATION. Until all the indebtedness of the Loan has been fully paid with interest thereon, the undersigned shall not demand or receive from the Debtor, any part of the moneys now owing by the Debtor to the undersigned, or that may hereafter be due and payable to the undersigned by the Debtor, or any security therefor, exclusive of payments of current salaries of the undersigned; and the Debtor shall not make payment or give security to the undersigned except in conformity with this Agreement. The undersigned waives all notice of the acceptance of this Agreement by CII or of the creation, renewal, extension or accrual of any obligations of the Debtor to CII or of the reliance of CII upon this Agreement. The undersigned hereby directs the Debtor to make such prior payments to CII, except that with the prior written consent of CII which consent shall be given or withheld in the sole discretion of CII, the Debtor may make payments to the undersigned to which this Agreement shall not apply. CII acknowledges and agrees that unless and until Debtor is in default under the Loan, Debtor may make payments on the interest due on two $100,000.00 existing loans from City Trust to the undersigned or any subsequent bank loans which arise from the refinancing of the City Trust loans, to the extent they do not exceed the existing loans. The principal amount of such loans shall, however, be subordinate to the Loan and subject to the terms of this Agreement. CII also acknowledges that the undersigned are owed deferred salary and agrees that six
(6) months from the date hereof it shall review the financial situation of the Debtor and, provided that Debtor is not in default of the Loan and is generating gross profits, shall, at that time, agree with the undersigned upon a payment schedule for such deferred salaries.

         2. ASSIGNMENT. Except for the payments specifically referred to in Paragraph 1 hereinabove, the undersigned hereby assigns to CII, as collateral security for all such indebtedness of the Debtor to CII, all of the claims and demands of the undersigned against the Debtor and all interest accrued and that may hereafter accrue thereon. If at any time while this Agreement is in effect, any petition for relief is filed by or against the Debtor, a receiver is appointed for the Debtor or any of its property, an assignment for creditors is made by the Debtor or the Debtor is involved in any insolvency proceedings, CII shall have the right to file a claim on behalf of the undersigned in all such proceedings and to collect and receive all payments that may be declared or become payable on such claim in any such proceedings and CII i8 hereby irrevocably appointed attorney for the undersigned with full power to act in the name of the undersigned in all such proceedings. Any payments so collected shall be applied against outstanding principal and interest of the Loan. The undersigned agree that they shall have no right of subrogation whatsoever with respect to any monies so collected unless and until CII shall have received payment in full of all sums at any time due on the Loan.

         3. CREDITOR'S RECEIPTS. Except as may be specifically permitted herein, if the Debtor shall make any payments or give any security to the undersigned without the prior consent of CII, then the undersigned shall forthwith deliver such payment or security to CII, in precisely the form received, except for the undersigned's endorsement when necessary, for application on account of such indebtedness of the Debtor to CII and until so delivered such payment or security shall be held in trust by the undersigned as the property of CII. In the event of the failure of the undersigned to endorse any instrument for the payment of money so received by the undersigned, CII is irrevocably appointed attorney for the undersigned with full power to make such endorsement and with full power of substitution.

         4. MODIFICATIONS. Without notice to or further assent by the undersigned, the liability of the Debtor or any other party to CII on any such indebtedness may from time to time, in whole or in part, be renewed, extended, modified, compromised or released by CII and any collateral or liens for any such indebtedness may be exchanged, sold or surrendered by CII, all without affecting the obligations of the undersigned and the Debtor under this Agreement.

Dated at Hartford, Connecticut this 2nd day of August, 1990.

--------------------                        -----------------------------------
                                            MOHD A. ASLAMI


--------------------


--------------------                        -----------------------------------
                                            CHARLES DeLUCA


--------------------


Acknowledged and consented to by Connecticut Innovations Incorporated.


By:
   ------------------------
   David C. Driver
   Its Executive Director